UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Juniper Networks, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1133 Innovation Way

Sunnyvale, California 94089

(Address, including zip code, of principal executive offices)

(408) 745-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 17, 2015, Juniper Networks, Inc. (“Juniper”) through its Security Incident Response (SIRT) blog (http://forums.juniper.net/t5/Security-Incident-Response/Important-Announcement-about-ScreenOS/ba-p/285554) and its Juniper Security Advisory (JSA) website (http://advisory.juniper.net) reported critical patched releases to address vulnerabilities in ScreenOS® software.

Juniper continues to vigilantly monitor the situation, is conducting a thorough investigation and is coordinating with the appropriate authorities. Juniper will announce any additional material updates regarding these matters on its SIRT blog (http://forums.juniper.net/t5/Security-Incident-Response/bg-p/SIRT), the JSA website or through Juniper’s other usual public disclosure channels as referenced on its Investor Relations website, as appropriate.

Juniper is unable to assess the financial impact of the incident at this time.

Forward Looking Statements

Certain statements contained in this Form 8-K constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current assumptions and expectations (which may change) and may relate to, among other things, the potential vulnerabilities in ScreenOS, the Company’s ongoing investigation, the effectiveness of the patched releases, and the financial impact of the incident. Forward-looking statements are based on currently available information and the Company’s current assumptions, expectations and projections about future events. You should not rely on the Company’s forward-looking statements. These statements are not guarantees of future performance and are subject to future events, risks and uncertainties – many of which are beyond the Company’s control or are currently unknown to the Company – as well as potentially inaccurate assumptions that could cause actual results to differ materially from the Company’s expectations and projections. These risks and uncertainties include but are not limited the Company’s ongoing investigation, including the potential discovery of new information related to the incident, such as vulnerabilities in the SRX or other devices, and customers’ and other stakeholders’ reaction to that new information, the effectiveness of the patch, the financial impact of the incident, including costs related to the incident and any additional liabilities that may result from the incident, including as a result of any investigations or litigation as well as those described in Item 1A, “Risk Factors,” and elsewhere in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2014, in its subsequent Quarterly Reports on Form 10-Q and in any other materials or reports it files with the Securities and Exchange Commission (the “SEC”).

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements other than as required by law. You are advised, however, to review any further disclosures the Company makes on related subjects in its periodic filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: December 22, 2015	By:	/s/ Brian M. Martin
Name: Brian M. Martin Title: Senior Vice President and General Counsel